MUNIYIELD
                                                                QUALITY
                                                                FUND II, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 2000

                  MUNIYIELD QUALITY FUND II, INC.

The Benefits and Risks of Leveraging

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                               MuniYield Quality Fund II, Inc., October 31, 2000

DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.802 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.50%, based on a month-end net asset value of $12.39 per share. During the same period, the total investment return on the Fund's Common Stock was +8.04%, based on a change in per share net asset value from $12.31 to $12.39, and assuming reinvestment of $0.806 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +6.04%, based on a change in per share net asset value from $12.09 to $12.39, and assuming reinvestment of $0.399 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.93% for Series A, 3.96% for Series B and 4.07% for Series C.

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as for corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six-month period ended October 31, 2000, we continued to pursue our strategy of seeking to enhance tax-exempt income through the use of leverage, to the Fund's Common Stock shareholders. We pursued our goal by maintaining our focus on premium coupon bonds. This focus placed the Fund in a neutral investment position relative to the municipal market. Throughout the period, we maintained a strong credit profile. At October 31, 2000, 83.6% of the Fund's net assets was invested in securities rated A or better by at least one of the major bond rating agencies. Our focus on seeking to enhance tax-exempt income aided in offsetting the heightened levels of short-term interest rates experienced during the period. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remained an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we expect to maintain a fully invested status. We will look for opportunities provided by new issuance to enhance the structure of the portfolio. We also expect to retain our current investment structure until we can better evaluate the ramifications of the presidential and congressional elections on economic growth, inflation expectations and the municipal market.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

December 5, 2000

We are pleased to announce that Michael Kalinoski is responsible for the day-to-day management of MuniYield Quality Fund II, Inc. Mr. Kalinoski has been employed by Merrill Lynch Investment Managers, L.P. since 1999 as Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.


                                     2 & 3

                               MuniYield Quality Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's   Face
STATE                 Ratings   Ratings   Amount    Issue                                                                   Value
===================================================================================================================================
Alaska--0.6%          A-        A2        $ 2,580   Alaska Industrial Development and Export Authority Revenue Bonds
                                                    (Revolving Fund), AMT, Series A, 6.375% due 4/01/2008                  $  2,677
===================================================================================================================================
Arizona--3.7%         BBB+      Baa1        2,170   Arizona Health Facilities Authority Revenue Bonds
                                                    (Catholic Healthcare West), Series A,
                                                    6.625% due 7/01/2020                                                      2,184
                      -------------------------------------------------------------------------------------------------------------
                      A1        VMIG1@      2,600   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (Southern California Edison Company), VRDN, Series A,
                                                    4.60% due 6/01/2035 (m)                                                   2,600
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,750   Mesa, Arizona, GO, 6.50% due 7/01/2011 (c)                                3,146
                      -------------------------------------------------------------------------------------------------------------
                                                    Mesa, Arizona, Utility System Revenue Bonds:
                      AAA       Aaa         5,000     6.50% due 7/01/2010 (c)                                                 5,676
                      AAA       Aaa         2,000     6.50% due 7/01/2010 (i)                                                 2,270
===================================================================================================================================
California--3.5%      AAA       NR*         2,500   California Health Facilities Finance Authority Revenue Bonds (Kaiser
                                                    Permanente), RIB, Series 26, 6.87% due 6/01/2022 (g)(l)                   2,533
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*         2,000   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                                    Revenue Bonds, AMT, Series D, 6% due 12/01/2031 (f)                       2,058
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         8,000   Los Angeles, California, Department of Water and Power, Waterworks
                                                    Revenue Refunding Bonds, 4.25% due 10/15/2030 (c)                         6,420
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aa3         3,650   Sacramento County, California, Sanitation District Financing
                                                    Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                                    Series A, 7.83% due 12/01/2019 (l)                                        3,995
===================================================================================================================================
Colorado--2.9%        AA        Aa2         2,000   Colorado HFA, Revenue Bonds, AMT, Senior Series E-2, 7% due 2/01/2030     2,185
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        11,000   Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                    Series B, 5% due 11/15/2025 (g)                                           9,993
===================================================================================================================================
Connecticut--6.8%     AA        Aa3         5,550   Connecticut State, GO, Series A, 6% due 4/15/2016                         5,947
                      -------------------------------------------------------------------------------------------------------------
                                                    Connecticut State Regional Learning Educational Service Center
                                                    Revenue Bonds (Office/Education Center Facility):
                      NR*       NR*         1,075     7.50% due 2/01/2005                                                     1,104
                      NR*       NR*         1,100     7.75% due 2/01/2015                                                     1,164
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         9,695   Connecticut State Resource Recovery Authority, Revenue Refunding
                                                    Bonds (Mid-Connecticut System), Series A, 5.50% due 11/15/2011 (i)       10,058
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         2,750   Connecticut State Special Tax Obligation Revenue Bonds, RIB, Series
                                                    372, 7.59% due 12/01/2017 (c)(l)                                          3,092
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Baa3        8,500   Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                                    Refunding Bonds, Sub-Series B, 5.75% due 9/01/2027                        7,805
===================================================================================================================================
Delaware--1.4%        A-        A3          6,000   Delaware State, EDA, Exempt Facilities Revenue Refunding Bonds
                                                    (Delmarva Power & Light Company), Series C, 5.50% due 7/01/2010           6,085
===================================================================================================================================
Florida--2.1%         AAA       Aaa         6,565   Florida State Board of Education, Lottery Revenue Bonds, Series B,
                                                    5.75% due 7/01/2010 (c)                                                   7,063
                      -------------------------------------------------------------------------------------------------------------
                      NR*       B1          2,080   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education
                                                    and Research Foundation Project), Series A, 7% due 9/01/2024              1,882
===================================================================================================================================
Georgia--5.6%         AAA       Aaa         7,850   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A, 5.875%
                                                    due 1/01/2017 (c)                                                         8,228
                      -------------------------------------------------------------------------------------------------------------
                      A1        VMIG1@        300   Burke County, Georgia, Development Authority, PCR (Georgia Power
                                                    Company Plant--Vogtle Project), VRDN, 4.60% due 9/01/2026 (m)               300
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        15,175   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series Z, 5.50% due 1/01/2020 (i)                                        15,450
===================================================================================================================================
Idaho--0.1%           NR*       NR*           465   Idaho Student Loan Fund Marketing Association, Inc., Student Loan
                                                    Revenue Refunding Bonds, AMT, Sub-Series 1, 6.80% due 10/01/2006            478
===================================================================================================================================
Illinois--5.2%        AAA       NR*         3,500   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas,
                                                    Light & Coke), Series A, 6.10% due 6/01/2025 (a)                          3,613
                      -------------------------------------------------------------------------------------------------------------
                      A1        VMIG1@        900   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                    (University of Chicago Hospitals), VRDN, 4.60% due 8/01/2026 (i)(m)         900
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        10,000   Illinois Regional Transportation Authority Revenue Bonds, 6.50% due
                                                    7/01/2026 (i)                                                            11,441
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         6,000   Illinois Student Assistance Commission, Student Loan Revenue
                                                    Refunding Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015               6,218
===================================================================================================================================
Indiana--1.4%         AAA       NR*         2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                    Series A, 6.75% due 2/01/2017                                             2,910
                      -------------------------------------------------------------------------------------------------------------
                      AA        NR*         3,100   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                    Refunding Bonds, Series D, 6.75% due 2/01/2020                            3,271
===================================================================================================================================
Kentucky--1.1%        A1        VMIG1@      1,500   Kentucky Economic Development Finance Authority, Hospital Facilities
                                                    Revenue Refunding Bonds (Baptist Healthcare), VRDN, Series C, 4.60%
                                                    due 8/15/2031 (i)(m)                                                      1,500
                      -------------------------------------------------------------------------------------------------------------
                      NR*       NR*         3,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                                    International Project), AMT, 7% due 6/01/2024                             3,063
===================================================================================================================================
Louisiana--0.8%       AAA       Aaa         3,000   Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (a)                           3,316
===================================================================================================================================
Massachusetts--1.4%   BBB+      Baa2        2,000   Massachusetts Municipal Wholesale Electric Company, Power Supply
                                                    System Revenue Refunding Bonds, Series A, 6.75% due 7/01/2011             2,089
                      -------------------------------------------------------------------------------------------------------------
                      AA+       Aaa         2,500   Massachusetts State Health and Educational Facilities Authority
                                                    Revenue Bonds (Daughters of Charity--Carney), Series D, 6.10% due
                                                    7/01/2006 (k)                                                             2,673
                      -------------------------------------------------------------------------------------------------------------
                                                    Massachusetts State Health and Educational Facilities Authority,
                                                    Revenue Refunding Bonds (New England Memorial Hospital), Series B (j):
                      NR*       Ca          2,416     6% due 7/01/2008                                                          483
                      NR*       Ca          4,201     6.125% due 7/01/2013                                                      840
===================================================================================================================================
Michigan--0.6%        AA+       NR*         2,685   Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90%
                                                    due 12/01/2015 (d)                                                        2,757
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDB   Industrial Development Board
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
S/F   Single-Family
VRDN  Variable Rate Demand Notes


                                      4 & 5

                               MuniYield Quality Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's   Face
STATE                 Ratings   Ratings   Amount    Issue                                                                   Value
===================================================================================================================================
Minnesota--1.2%       A1+       NR*        $  800   Beltrami County, Minnesota, Environmental Control Revenue
                                                    Refunding Bonds (Northwood Panelboard Co. Project), VRDN,
                                                    4.55% due 12/01/2021 (m)                                               $    800
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,400   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                    Commission, Airport Revenue Bonds, Series A, 5.20% due 1/01/2024 (a)      4,162
===================================================================================================================================
Mississippi--3.5%     A         A3          6,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                    (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022             6,686
                      -------------------------------------------------------------------------------------------------------------
                      BBB-      Ba1         9,000   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                    Refunding (System Energy Resources Inc. Project), 5.875% due
                                                    4/01/2022                                                                 8,257
===================================================================================================================================
Missouri--1.4%                                      Saint Louis County, Missouri, Pattonville R-3 School District, GO
                                                    (Missouri Direct Deposit Program) (c):
                      AAA       Aaa         2,000     5.75% due 3/01/2015                                                     2,102
                      AAA       Aaa         2,000     5.75% due 3/01/2016                                                     2,092
                      AAA       Aaa         1,500     6% due 3/01/2019                                                        1,583
===================================================================================================================================
New Jersey--6.4%      AAA       Aaa         5,000   Cape May County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Atlantic City Electric Company
                                                    Project), Series B, 7% due 11/01/2029 (i)                                 5,475
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        16,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                    Bonds, Series A, 5.25% due 1/01/2005 (i)                                 16,438
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                                    Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                                    RIB, Series 380, 7.94% due 6/01/2031 (i)(l)                               5,452
===================================================================================================================================
New Mexico--4.8%      BBB       A3          5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation
                                                    Project), 6.50% due 4/01/2013                                             5,115
                      -------------------------------------------------------------------------------------------------------------
                      AAA       NR*         2,330   New Mexico Mortgage Finance Authority Revenue Bonds (S/F Mortgage
                                                    Program), AMT, Series E-2, 6.25% due 7/01/2029 (e)(f)                     2,435
                      -------------------------------------------------------------------------------------------------------------
                                                    New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A:
                      AA+       Aa2         7,295     6% due 6/15/2014                                                        7,806
                      AA+       Aa2         4,995     6% due 6/15/2015                                                        5,314
===================================================================================================================================
New York--15.7%       AAA       Aaa         9,280   Nassau Health Care Corporation, New York, Health System Revenue
                                                    Bonds, 5.75% due 8/01/2022 (g)                                            9,405
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,175   New York City, New York, GO, Series I, 6.25% due 4/15/2007 (i)            5,644
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds (i):
                      AAA       Aaa         3,400     (Saint John's University), 5.60% due 7/01/2016                          3,462
                      AAA       Aaa         7,000     (State University Educational Facilities), Series C, 7.375% due
                                                      5/15/2010                                                               8,132
                      -------------------------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                      AAA       Aaa         2,485     (Saint John's University), 5.25% due 7/01/2025 (i)                      2,372
                      AAA       Aaa         9,000     (State University Educational Facilities), 5.75% due 5/15/2024          9,129
                      AAA       Aaa         4,000     (State University Educational Facilities), Series C,
                                                      5.75% due 5/15/2016 (g)                                                 4,254
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         9,825   New York State Mortgage Agency Revenue Bonds, AMT, 24th Series,
                                                    5.875% due 10/01/2015                                                    10,024
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,500   New York State Thruway Authority, Local Highway and Bridge Service
                                                    Contract Revenue Refunding Bonds, 6% due 4/01/2012                        3,761
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Baa1       10,505   New York State Thruway Authority, Service Contract Revenue Bonds
                                                    (Local Highway and Bridge), 5.625% due 4/01/2013 (i)                     10,998
===================================================================================================================================
North Carolina--4.3%  NR*       Aaa         3,265   Appalachian State University, North Carolina, Housing and Student
                                                    Center System Revenue Bonds, 5.60% due 7/15/2020 (g)                      3,311
                      -------------------------------------------------------------------------------------------------------------
                      A         A3         14,750   Martin County, North Carolina, Industrial Facilities and Pollution
                                                    Control Financing Authority Revenue Bonds (Solid Waste
                                                    Disposal--Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                15,147
===================================================================================================================================
Ohio--4.4%            NR*       Aaa         4,065   Ohio HFA, Residential Mortgage Revenue Refunding Bonds, Series F,
                                                    5.625% due 9/01/2016 (h)                                                  4,103
                      -------------------------------------------------------------------------------------------------------------
                      BBB       Baa1       10,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                                    Project), AMT, 5.65% due 3/01/2033                                        7,961
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         6,290   Plain, Ohio, Local School District, GO, Refunding, 6% due 12/01/2020 (c)  6,600
===================================================================================================================================
Oregon--0.5%          BBB+      Baa1        2,000   Port Umpqua, Oregon, PCR, Refunding (International Paper Co.
                                                    Projects), Series B, 5.20% due 6/01/2011                                  2,000
===================================================================================================================================
Pennsylvania--1.6%    NR*       Aaa         3,335   Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                    Bonds, RIB, Series 396, 7.44% due 1/01/2019 (g)(l)                        3,704
                      -------------------------------------------------------------------------------------------------------------
                      NR*       NR*         4,000   Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                                    6.25% due 11/01/2027                                                      3,345
===================================================================================================================================
Rhode Island--1.7%    A-        Baa1        3,000   Rhode Island Depositors Economic Protection Corporation, Special
                                                    Obligation Revenue Refunding Bonds, Series A, 5.75% due 8/01/2021 (b)     3,080
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,010   Rhode Island State Health and Educational Building Corporation,
                                                    Higher Education Facilities Revenue Bonds (University of Rhode
                                                    Island), Series A, 5.70% due 9/15/2024 (i)                                4,026
===================================================================================================================================
South Carolina--2.8%  A-        A2          5,765   Berkeley County, South Carolina, Pollution Control Facilities
                                                    Revenue Refunding Bonds (South Carolina Electric and Gas
                                                    Company), 6.50% due 10/01/2014                                            6,051
                      -------------------------------------------------------------------------------------------------------------
                      A         A1          2,950   Fairfield County, South Carolina, PCR (South Carolina Electric and
                                                    Gas Company), 6.50% due 9/01/2014                                         3,110
                      -------------------------------------------------------------------------------------------------------------
                      NR*       NR*         2,500   Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                    Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                    2,647
===================================================================================================================================
Tennessee--1.2%       BBB       Baa3        5,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                    Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                   5,155
===================================================================================================================================
Texas--6.0%           AAA       Aaa         2,730   Corpus Christi, Texas, Utility System Revenue Refunding Bonds,
                                                    Series A, 6% due 7/15/2016 (g)                                            2,884
                      -------------------------------------------------------------------------------------------------------------
                                                    Dickinson, Texas, Independent School District, GO, Refunding:
                      AAA       Aaa         1,180     6% due 2/15/2017                                                        1,235
                      AAA       Aaa         1,250     6% due 2/15/2018                                                        1,303
                      -------------------------------------------------------------------------------------------------------------
                      BBB+      Baa1        4,200   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds (Champion
                                                    International Corporation), AMT, 7.375% due 10/01/2025                    4,358
                      -------------------------------------------------------------------------------------------------------------
                                                    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (m):
                      A1+       NR*         2,300     4.60% due 12/01/2025                                                    2,300
                      A1+       NR*           300     4.60% due 12/01/2026                                                      300
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000   Houston, Texas, Water and Sewer System Revenue Bonds, Junior Lien,
                                                    Series C, 5.375% due 12/01/2027 (c)                                       4,824
                      -------------------------------------------------------------------------------------------------------------


                                     6 & 7

                               MuniYield Quality Fund II, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's   Face
STATE                 Ratings   Ratings   Amount    Issue                                                                   Value
===================================================================================================================================
Texas                 AAA       Aaa       $ 3,000   Houston, Texas, Water and Sewer System Revenue Refunding Bonds,
(concluded)                                         Junior Lien, Series A, 5.375% due 12/01/2027 (c)                       $  2,866
                      -------------------------------------------------------------------------------------------------------------
                      BBB-      Baa3        4,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                    Semiconductor), AMT, 6.375% due 4/01/2027                                 3,844
                      -------------------------------------------------------------------------------------------------------------
                      A1+c      VMIG1@        500   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                                    Electric Company Project), VRDN, Series A, 4.60% due 3/01/2026 (a)(m)       500
                      -------------------------------------------------------------------------------------------------------------
                      NR*       VMIG1@      1,100   Southwest Texas, Higher Education Authority Incorporated Revenue
                                                    Refunding Bonds (Southern Methodist University), VRDN, 4.60% due
                                                    7/01/2015 (m)                                                             1,100
===================================================================================================================================
Utah--0.2%            A1c       VMIG1@        700   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                                    4.60% due 11/01/2024 (a)(m)                                                 700
===================================================================================================================================
Virginia--1.1%        BBB-      Baa3       26,500   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series B, 5.875%** due 8/15/2024                                   4,881
===================================================================================================================================
Washington--5.9%      AAA       Aaa         3,700   King County, Washington, Sewer, GO, Refunding, Series C, 5.25% due
                                                    1/01/2030 (i)                                                             3,499
                      -------------------------------------------------------------------------------------------------------------
                                                    Port Seattle, Washington, Revenue Bonds, AMT, Series B (i):
                      AAA       Aaa         1,600     6% due 2/01/2015                                                        1,704
                      AAA       Aaa         7,470     6% due 2/01/2016                                                        7,771
                      -------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,500   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                    6% due 10/01/2019 (i)                                                     6,776
                      -------------------------------------------------------------------------------------------------------------
                      AA+       Aa1         5,000   Washington State, GO, Series B and Series AT-7, 6.25% due 6/01/2010       5,531
===================================================================================================================================
Wyoming--0.5%         NR*       P1          2,100   Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc. Project),
                                                    VRDN, 4.55% due 8/15/2020 (m)                                             2,100
===================================================================================================================================
Puerto Rico--1.2%     A         Baa1        5,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Transportation Revenue Bonds, Series B, 6% due 7/01/2026                  5,144
===================================================================================================================================
                      Total Investments (Cost--$431,212)--101.6%                                                            434,225
                      Liabilities in Excess of Other Assets--(1.6%)                                                          (6,996)
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $427,229
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   GNMA Collateralized.
(i)   MBIA Insured.
(j)   Non-income producing security.
(k)   Prerefunded.
(l) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(m) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of October 31, 2000
===================================================================================================================================
Assets:               Investments, at value (identified cost--$431,212,285) ........................                   $434,225,396
                      Cash .........................................................................                         18,122
                      Receivables:
                        Interest ...................................................................   $  6,855,998
                        Securities sold ............................................................      3,047,839       9,903,837
                                                                                                       ------------
                      Prepaid expenses and other assets ............................................                         86,327
                                                                                                                       ------------
                      Total assets .................................................................                    444,233,682
                                                                                                                       ------------
===================================================================================================================================
Liabilities:          Payables:
                        Securities purchased .......................................................     16,377,249
                        Dividends to shareholders ..................................................        280,570
                        Investment adviser .........................................................        174,619      16,832,438
                                                                                                       ------------
                      Accrued expenses .............................................................                        172,023
                                                                                                                       ------------
                      Total liabilities ............................................................                     17,004,461
                                                                                                                       ------------
===================================================================================================================================
Net Assets:           Net assets ...................................................................                   $427,229,221
                                                                                                                       ============
===================================================================================================================================
Capital:              Capital Stock (200,000,000 shares authorized):
                        Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                        issued and outstanding at $25,000 per share liquidation preference) ........                   $150,000,000
                        Common Stock, par value $.10 per share (22,366,930 shares issued
                        and outstanding) ...........................................................   $  2,236,693
                      Paid-in capital in excess of par .............................................    311,763,292
                      Undistributed investment income--net .........................................      2,478,854
                      Accumulated realized capital losses on investments--net ......................    (30,183,530)
                      Accumulated distributions in excess of realized capital gains on
                        investments--net ...........................................................    (12,079,199)
                      Unrealized appreciation on investments--net ..................................      3,013,111
                                                                                                       ------------
                      Total--Equivalent to $12.39 net asset value per share of Common Stock
                      (market price--$11.50) .......................................................                    277,229,221
                                                                                                                       ------------
                      Total capital ................................................................                   $427,229,221
                                                                                                                       ============
===================================================================================================================================

*Auction Market Preferred Stock

See Notes to Financial Statements


                                     8 & 9

                               MuniYield Quality Fund II, Inc., October 31, 2000

STATEMENT OF OPERATIONS

                           For the Year Ended October 31, 2000
===================================================================================================================================
Investment                 Interest and amortization of premium and discount earned .................                 $  24,985,983
Income:
===================================================================================================================================
Expenses:                  Investment advisory fees .................................................  $ 2,115,800
                           Commission fees ..........................................................      381,940
                           Accounting services ......................................................       97,896
                           Professional fees ........................................................       97,891
                           Transfer agent fees ......................................................       85,015
                           Listing fees .............................................................       38,665
                           Directors' fees and expenses .............................................       32,302
                           Printing and shareholder reports .........................................       30,885
                           Custodian fees ...........................................................       25,402
                           Pricing fees .............................................................       12,461
                           Other ....................................................................       38,181
                                                                                                       -----------
                           Total expenses ...........................................................                     2,956,438
                                                                                                                      -------------
                           Investment income--net ...................................................                    22,029,545
                                                                                                                      -------------
===================================================================================================================================
Realized &                 Realized loss on investments--net ........................................                   (25,891,907)
Unrealized Gain (Loss)     Change in unrealized appreciation/depreciation on investments--net .......                    29,880,898
On Investments--Net:                                                                                                  -------------
                           Net Increase in Net Assets Resulting from Operations .....................                 $  26,018,536
                                                                                                                      =============
===================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year Ended
                                                                                                            October 31,
                                                                                                 ----------------------------------
                   Increase (Decrease) in Net Assets:                                                 2000                 1999
===================================================================================================================================
Operations:        Investment income--net .....................................................  $ 22,029,545          $ 23,189,221
                   Realized loss on investments--net ..........................................   (25,891,907)           (9,987,837)
                   Change in unrealized appreciation/depreciation on investments--net .........    29,880,898           (49,375,676)
                                                                                                 ------------          ------------
                   Net increase (decrease) in net assets resulting from operations ............    26,018,536           (36,174,292)
                                                                                                 ------------          ------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock .............................................................   (18,016,562)          (19,226,452)
Shareholders:        Preferred Stock ..........................................................    (6,054,040)           (4,115,440)
                   In excess of realized gain on investments--net:
                     Common Stock .............................................................            --           (10,757,359)
                     Preferred Stock ..........................................................            --            (1,321,840)
                                                                                                 ------------          ------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders ............................................................   (24,070,602)          (35,421,091)
                                                                                                 ------------          ------------
===================================================================================================================================
Capital Stock      Value of shares issued to Common Stock shareholders in reinvestment
Transactions:      of dividends and distributions .............................................            --             4,380,299
                                                                                                 ------------          ------------
===================================================================================================================================
Net Assets:        Total increase (decrease) in net assets ....................................     1,947,934           (67,215,084)
                     Beginning of year ........................................................   425,281,287           492,496,371
                                                                                                 ------------          ------------
                     End of year* .............................................................  $427,229,221          $425,281,287
                                                                                                 ============          ============
===================================================================================================================================
                  *Undistributed investment income--net .......................................  $  2,478,854          $  4,519,911
                                                                                                 ============          ============
===================================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                               MuniYield Quality Fund II, Inc., October 31, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.               For the Year Ended October 31,
                                                                               ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2000       1999       1998       1997       1996
===================================================================================================================================
Per Share            Net asset value, beginning of year ...................... $  12.31   $  15.52   $  15.46   $  14.86   $  14.64
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income--net ..................................      .99       1.04       1.10       1.15       1.16
                     Realized and unrealized gain (loss) on investments--
                     net .....................................................      .17      (2.65)       .46        .64        .23
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations ........................     1.16      (1.61)      1.56       1.79       1.39
                                                                               --------   --------   --------   --------   --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                      Investment income--net .................................     (.81)      (.86)      (.87)      (.91)      (.92)
                      Realized gain on investments--net ......................       --         --       (.34)      (.03)        --
                      In excess of realized gain on investments--net .........       --       (.49)        --         --         --
                                                                               --------   --------   --------   --------   --------
                     Total dividends and distributions to Common Stock
                     shareholders ............................................     (.81)     (1.35)     (1.21)      (.94)      (.92)
                                                                               --------   --------   --------   --------   --------
                     Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net ...............................     (.27)      (.19)      (.17)      (.24)      (.25)
                        Realized gain on investments--net ....................       --         --       (.12)      (.01)        --
                        In excess of realized gain on investments--net .......       --       (.06)        --         --         --
                                                                               --------   --------   --------   --------   --------
                     Total effect of Preferred Stock activity ................     (.27)      (.25)      (.29)      (.25)      (.25)
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year ............................ $  12.39   $  12.31   $  15.52   $  15.46   $  14.86
                                                                               ========   ========   ========   ========   ========
                     Market price per share, end of year ..................... $  11.50   $  11.50   $15.1875   $ 14.375     $13.50
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on market price per share .........................     7.35%    (16.70%)    14.51%     13.86%     14.50%
Return:*                                                                       ========   ========   ========   ========   ========
                     Based on net asset value per share ......................     8.04%    (12.74%)     8.80%     11.24%      8.68%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses** ........................................     1.08%       .99%       .95%       .95%       .98%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Common Stock:     Total investment income--net** ..........................     8.04%      7.31%      7.21%      7.50%      7.88%
                                                                               ========   ========   ========   ========   ========
                     Amount of dividends to Preferred Stock shareholders .....     2.21%      1.30%      1.12%      1.55%      1.67%
                                                                               ========   ========   ========   ========   ========
                     Investment income--net, to Common Stock shareholders ....     5.83%      6.01%      6.09%      5.95%      6.21%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Total expenses ..........................................      .70%       .67%       .66%       .66%       .67%
Total Average Net                                                              ========   ========   ========   ========   ========
Assets:**+           Total investment income--net ............................     5.19%      4.97%      4.98%      5.22%      5.36%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ...............     4.02%      2.75%      2.53%      3.48%      3.61%
Average Net Assets                                                             ========   ========   ========   ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .......................................... $277,229   $275,281   $342,496   $341,230   $327,881
                                                                               ========   ========   ========   ========   ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .......................................... $150,000   $150,000   $150,000   $150,000   $150,000
                                                                               ========   ========   ========   ========   ========
                     Portfolio turnover ......................................   142.46%    164.45%    154.08%    201.87%     95.49%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ............................... $  2,848   $  2,835   $  3,283   $  3,275   $  3,186
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Dividends Per Share  Series A--Investment income--net ........................ $  1,017   $    706   $    629   $    869   $    897
On Preferred Stock                                                             ========   ========   ========   ========   ========
Outstanding:         Series B--Investment income--net ........................ $  1,024   $    702   $    634   $    868   $    899
                                                                               ========   ========   ========   ========   ========
                     Series C--Investment income--net ........................ $    986   $    650   $    634   $    872   $    910
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.


                                    12 & 13

                               MuniYield Quality Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $582,749,947 and $581,919,207, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Losses               Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(23,139,522)        $3,013,111
Financial futures contracts .............          (2,752,385)                --
                                                 ------------         ----------
Total ...................................        $(25,891,907)        $3,013,111
                                                 ============         ==========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,013,111, of which $11,059,785 related to appreciated securities and $8,046,674 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $431,212,285.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999 increased by 296,045 as a result of dividend reinvestment.


                                    14 & 15

                               MuniYield Quality Fund II, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.18%; Series B, 4.20%; and Series C, 4.05%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $192,356 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryfoward of approximately $40,642,000, of which $14,562,000 expires in 2007 and $26,080,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066500 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2000


                                    16 & 17

                               MuniYield Quality Fund II, Inc., October 31, 2000

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

-------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
-------------------------------------------------------------------------------
AAA/Aaa .............................................................   62.6%
AA/Aa ...............................................................    8.6
A/A .................................................................   12.4
BBB/Baa .............................................................   11.4
B/B .................................................................    0.4
C/C .................................................................    0.3
NR (Not Rated) ......................................................    2.8
Other* ..............................................................    3.1
-------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


                                    18 & 19

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MQT

MuniYield Quality Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16433--10/00

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